UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 6, 2005

INTERNATIONAL LEASE FINANCE CORPORATION

(Exact name of registrant as specified in its charter)

CALIFORNIA	1-31616	22-3059110

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10250 Constellation Boulevard, Suite 3400
Los Angeles, California 90067
(Address of principal executive offices, including zip code)

(310) 788-1999
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
EXHIBIT INDEX
Exhibit 1.1
Exhibit 4.1
Exhibit 4.2
Exhibit 5.1

Item 8.01 Other Events

     As previously announced, American International Group, Inc. (“AIG”), our indirect parent, has delayed filing its Annual Report on Form 10-K for the year ended December 31, 2004 to allow AIG’s Board of Directors and new management adequate time to complete an extensive review of AIG’s books and records. The review includes issues arising from pending investigations into non-traditional insurance products and certain assumed reinsurance transactions by the Office of the Attorney General for the State of New York and the Securities and Exchange Commission and from AIG’s decision to review the accounting treatment of certain additional items. While neither AIG nor any of its subsidiaries is a co-obligor or guarantor of our debt securities, circumstances affecting AIG can have an impact on us. For example, concurrent with the most recent ratings actions taken by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch, Inc. (“Fitch”) with respect to AIG, the following ratings actions were taken or statements were made with respect to our ratings: (i) our long-term debt ratings remained at AA- on CreditWatch Negative and our short-term rating remained at A-1 on CreditWatch Negative from S&P, (ii) our ratings from Moody’s (A1/Stable/P-1) were affirmed with a Stable outlook and (iii) Fitch placed our long-term (AA-) and short-term (F1) debt ratings on Rating Watch Negative. Accordingly, we can give no assurance that any further changes in circumstances for AIG will not impact us.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated April 6, 2005, between the Registrant and Barclays Capital Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mitsubishi Securities International plc, Scotia Capital (USA) Inc. and Wachovia Capital Markets, LLC, relating to the Registrant’s 5.00% Notes due April 15, 2010 (the “Notes”).

4.1	Officers’ Certificate (without exhibits), dated April 11, 2005, establishing the terms of the Notes.

4.2	Form of certificate for the Notes.

5.1	Opinion of O’Melveny & Myers LLP regarding the legality of the Notes.

23.1	Consent of O’Melveny & Myers LLP (included in Exhibit 5.1 hereto).

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL LEASE FINANCE CORPORATION

/s/ Alan H. Lund

By:	Alan H. Lund
Vice Chairman and
Chief Financial Officer

DATED: April 11, 2005

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated April 6, 2005, between the Registrant and Barclays Capital Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mitsubishi Securities International plc, Scotia Capital (USA) Inc. and Wachovia Capital Markets, LLC , relating to the Registrant’s 5.00% Notes due April 15, 2010 (the “Notes”).

4.1	Officers’ Certificate (without exhibits), dated April 11, 2005, establishing the terms of the Notes.

4.2	Form of certificate for the Notes.

5.1	Opinion of O’Melveny & Myers LLP regarding the legality of the Notes.

23.1	Consent of O’Melveny & Myers LLP (included in Exhibit 5.1 hereto).